RIDGEWORTH FUNDS
Supplement dated December 4, 2008 to the
RidgeWorth Funds Prospectuses
Dated August 1, 2008 for the
RidgeWorth Life Vision Target Date 2015 Fund (A, C, and I Shares)
RidgeWorth Life Vision Target Date 2025 Fund (A, C, and I Shares)
RidgeWorth Life Vision Target Date 2035 Fund (A, C, and I Shares)
     On November 20, 2008, the Board of Trustees of the RidgeWorth Funds approved the liquidation and closing of the RidgeWorth Life Vision Target Date 2015 Fund, the RidgeWorth Life Vision Target Date 2025 Fund and the RidgeWorth Life Vision Target Date 2035 Fund (the “Funds”). The Funds expect to complete the liquidation and closing on or about February 27, 2009.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
RFSP-101